Exhibit 99.1

CMS ENERGY

Investor Meetings

July 8, 2013

Cross Winds® Energy Park

Gas Combined Cycle Plant

Consumers Smart Energy Program

CMS ENERGY

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company's reported earnings in 2013. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

CMS Energy MODEL . . . .

CMS ENERGY

RESULTS

Consistent Predictable

Self-Imposed Limits

• Base Rates < 2%

• O&M Down 1% Next Five Years

Investment

• Ten Year - $15 Billion

• “Needed Not Wanted”

Catalysts

• Constructive Regulation

• Visible Capital Investment

• Michigan Economy

• Strong Customer Focus

• Credit Rating Upgrade

• Growth Self-funded

. . . . working well.

Near-Term Catalysts . . . .

CMS ENERGY

Catalysts

1. Constructive regulation

2. Capital investment

3. Michigan economy

4. Strong customer focus

5. Credit rating upgrade

6. Growth self-funded

Progress

Governor supportive of 2008 Energy Law

Ten-year visibility -- $15 billion investment plan

Michigan GDP up 11% past 3 years (5th best state)

Leader in cost control; base rate increases < 2%

Parent upgraded to investment grade; Utility upgraded as well

NOLs and tax credits avoid need for block equity

. . . . progress made, more opportunities ahead.

CATALYST #1 – Constructive Regulation . . . .

CMS ENERGY

New Commissioner

• Previous Experience

• Public Sector Consultants

• Michigan Public Service Commission

• Michigan Department of Environmental Quality

• Public Utility Commission of Texas

• Education

• BS in Environmental and Natural Resources Policy Studies from Michigan State University

• MPA from the Lyndon B. Johnson School of Public Affairs at the University of Texas-Austin

Commission

John Quackenbush (R), Chairman Term Ends: July 2, 2017

Sally Talberg (I) Term Ends: July 2, 2019

Greg White (I) Term Ends: July 2, 2015

. . . . provides improvements for customers and investors.

Regulatory Actions . . . .

CMS ENERGY

• MPSC suspends gas rate case schedule

• As requested by Consumers

• Reflects cost reductions beyond plan and

• Sustains capital investment recovery in 2014

• MPSC approved GE turbine contract for Cross Winds® Energy Park

• MPSC approved Smart Energy meter opt-out provision

• Will file gas plantlant Certificate of Necessity early summer

CATALYST #2 – Capital Investment Plan . . . .

CMS ENERGY

Major Projects

Karn/Weadock Generating Complex,

Environmental Compliance, Increased capacity

Ludington Pumped Storage Plant,

Reliability & Capacity

Cross Winds® Energy Park

Thetford Natural Gas-Fired Plant

Consumers Smart Energy Program

Campbell Generating Plant, Environmental Compliance

Gas Transmission & Storage

Reliability & Automation

Capital Investment

Amount

(bils)

$7.3

$8.0

$7.0

New Gas Plant

$6.5

Average Base Rate Increases

2013-2017 2018-2022

<2%

<2%

. . . . drives EPS and cash flow growth.

Long-Term Capital Investment a . . .

CMS ENERGY

Amount (bils)

$1.6 1.4 1.2 1.0 0.8 0.6 0.4 0.2 0.0

New Gas Plant and Gas Infrastructure

Peer Average

CMS

$1.5 Pace

Amount (bils) First five years $ 7 Next five years 8 Ten years $15 Average ~ $1.5

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

a Source: 10K; actual amounts through 2012 smoothed for illustration; future year estimates

. . . . ten-year plan provides long-term visible growth.

Capacity . .. . .

CMS ENERGY

Installed Capacity Excl Classic 7

Classic 7 Coal Plants

Peak Demand with 11% Reserve Margin

Peak Demand with 18% Reserve Margin

MW 9,500 9,000 8,500 8,000 7,500 7,000 6,500 6,000 5,500 5,000 0

Up to 1,500 MW Shortfall

2012 2013 2014 2015 2016 2017

. . . . need looms.

Gas Plant CON

CMS ENERGY

• Generating plant investments exceeding $500 million

• Demonstrate need through an Integrated Resource Plan

• File CON early summer 2013

• Decision within 270 days

2012 2013 2014 2015 2016 2017

Air Permit Submitted Approval

Certificate of Necessity Submit Approval

Project Award Major Contracts Full Notice to Proceed Commercial Operation

Investment (mils) — $6 $112 $346 $237 $49

Cumulative Spending 6 118 464 701 750

CATALYST #3 – Michigan Economy Past 3 Years . . . .

CMS ENERGY

Gross Domestic Product – 2010 through 2012

5th Best 11%

Highest quintile Fourth quintile Third quintile Second quintile Lowest quintile

U.S. Total = 6.7%

Source: U.S. Department of Commerce – bea.gov, real GDP 2005 chained dollars, 2012 advance and 2009 – 2011 revised, 6/6/13

. . . . Michigan performance among the best in the nation.

CATALYST #4– Strong Customer Focus . . . .

CMS ENERGY

Electric Non-fuel O&M Cost

Annual Change 2012 over 2006

Peer Average up 7%

-0.5% Consumers

Examples of Cost Reductions

Three voluntary separation programs

Pension prefunding

Health care sharing

Labor agreements

SAP efficiencies

Productivity up 41%

Source: SNL data service

. . . . outstanding cost performance best in class.

Strong Customer Focus – O&M Cost Control . . . .

CMS ENERGY

Average Annual Change

7% Peers

Inflation 2% -8% -3%

Consumers -0.5% -2%

Reinvested -6% -6% -1%

2006-2012 Annual Average 2012 2013E 2013-2017E

Examples of Cost Reductions

Amount Past (annual average) (mils)

• Western coal $250

• Workforce restructuring 70 and benefit plans

• SAP 40

• Productivity 50

Future (2013-2017E)

• Small coal plants mothballed $60

• Productivity 50

• Benefit plans 40

• Consumers Smart Energy 60

. . . . holds down rates and allows better system reliability.

CATALYST #5 – Credit Rating Upgrade . . . .

CMS ENERGY

Scale

S&P / Fitch Moody’s

A A2

A- A3

BBB+ Baa1

BBB Baa2

BBB- Baa3

BB+ Ba1

S&P Moody’s Fitch

Consumers Secured

BBB- Baa3

BB+ Ba1

BB Ba2

BB- Ba3

B+ B1

B B2

B- B3

CMS Unsecured

Outlook Stable Stable

Positive

Present Prior 2002

. . . . Parent rating best in history of the Company.

Operating Cash Flow Growth

CMS ENERGY

Amount (bils) $2.5

2.0 1.5 1.0 0.5 0 (0.5)

Gross operating cash flowa up $0.1 billion per year

$1.7 $1.6

$1.8

$1.9

$2.0

$2.1

$2.2

Interest

$1.4 $1.5

$1.3

Working capital and taxes

Base Investment

Investment choices

Cash flow before dividend

2011 2012 2013E 2014E 2015E 2016E 2017E

NOLs & Credits $0.8 $0.7 $0.7 $0.4 $0.4 $0.2 $0.1

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a Non-GAAP

CATALYST #6 – EPS Growth . . . .

CMS ENERGY

Net NOLs and Tax Credits

$0.8

$0.7 $0.7

$0.4 $0.4

$0.2

$0.1

2011 2012 2013E 2014E 2015E 2016E 2017E

Gross NOLs (bils) $1.5 $1.2 $1.1 $0.3 $0.2 $0 $0

“Block” Equity a $0 $0 $0 $0 $0 $0 $0

a Maintain existing DRIP and continuous equity program

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. . . . self-funded.

Five Key Takeaways . . . .

CMS ENERGY

EPS a Growth

$1.70

7% +7% 5% +7% +8%

+12% +4% +12%

Target 5% - 7%

+7%

+11% Actual = 7%

Target 6% - 8% Actual = 8%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Growth

• 5%-7% real growth

• Dividend growth in line with earnings

• Gross operating cash flow up $0.1 billion per year

Transparent

• Ten-year investment plan

• Constructive regulatory climate

Predictable

Targeting 11th consecutive year of consistent, attractive financial performance

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a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

. . . . distinguish CMS from our peers.

GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010	2011	2012
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20		$0.91	$1.28	$1.58	$1.42

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03	0.00	0.17
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)	(0.11)	(0.01)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*	(0.01)	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(	*)	(0.08)	0.08	(0.01)	(0.03)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36	$1.45	$1.55
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-12 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2011	2012	2013	2014	2015	2016	2017
Consumers Operating Income + Depreciation & Amortization	$1,527	$1,635	$1,735	$1,821	$1,948	$2,011	$2,113
Enterprises Project Cash Flows	24	17	20	29	37	44	56

Gross Operating Cash Flow	$1,551	$1,652	$1,755	$1,850	$1,985	$2,055	$2,169
Other operating activities including taxes, interest payments and working capital	(382)	(411)	(405)	(400)	(435)	(805)	(819)

Net cash provided by operating activities	$1,169	$1,241	$1,350	$1,450	$1,550	$1,250	$1,350

2011-17 OCF